UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2021

Panacea Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

357 Tehama St Floor 3 San Francisco, CA		94103
(Address of principal executive offices)		(Zip Code)

(415) 966-0807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PANA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	PANA	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PANA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2021 Equity Incentive Plan

On February 9, 2021, in connection with a special meeting of stockholders (the “Special Meeting”), stockholders of Panacea Acquisition Corp. (the “Company” or “Panacea”) approved the Panacea Acquisition Corp. 2021 Equity Incentive Plan (the “2021 Plan”), which initially makes available a maximum number of shares of New Nuvation Bio’s (“New Nuvation Bio” refers to Panacea after consummation of the Merger) Class A common stock equal to 18.5% of the total number of shares of common stock of New Nuvation Bio issued and outstanding (or issuable upon conversion or exercise of outstanding instruments) as of immediately after the consummation of the Merger (as defined below) (the “Closing”). Based on New Nuvation Bio’s anticipated capital stock upon the Closing, this will be approximately 50,684,047 shares of New Nuvation Bio’s Class A common stock. Additionally, New Nuvation Bio Class A common stock reserved for issuance under the 2021 Plan will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on and including January 1, 2031, in an amount equal to the lesser of 4% of the aggregate number of shares of New Nuvation Bio common stock outstanding (or issuable upon conversion or exercise of outstanding instruments) on the final day of the immediately preceding calendar year or such smaller number of shares as is determined by New Nuvation Bio’s board of directors. The maximum number of shares of New Nuvation Bio Class A common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan is 152,052,141 (300% of the initial share reserve described above). A summary of the 2021 Plan is included in our definitive Proxy Statement (the “Definitive Proxy”) for the Special Meeting filed with the Securities and Exchange Commission (the “Commission”) on January 20, 2021 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 Plan, included as Annex D to the Definitive Proxy.

2021 Employee Stock Purchase Plan

On February 9, 2021, in connection with the Special Meeting, stockholders of Panacea approved the Panacea Acquisition Corp. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), which initially makes available for sale a maximum number of shares of New Nuvation Bio’s Class A common stock equal to 2% of the total number of shares of New Nuvation Bio common stock issued and outstanding (or issuable upon conversion or exercise of outstanding instruments) as of immediately after the Closing. Based on New Nuvation Bio’s anticipated capital stock upon the Closing, this will be approximately 4,750,354 shares of New Nuvation Bio’s Class A common stock. Additionally, New Nuvation Bio Class A common stock reserved for issuance under the 2021 ESPP will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on and including January 1, 2031, in an amount equal to the lesser of (i) 1% of the aggregate number of shares of New Nuvation Bio common stock outstanding (or issuable upon conversion or exercise of outstanding instruments) on the final day of the immediately preceding calendar year, (ii) 9,500,708 shares (200% of the initial share reserve described above) or (iii) such smaller number of shares as is determined by New Nuvation Bio’s board of directors. A summary of the 2021 ESPP is included in our Definitive Proxy for the Special Meeting filed with the Commission on January 20, 2021 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 ESPP, included as Annex E to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Panacea held the Special Meeting on February 9, 2021 at 11:00 a.m. Pacific Time virtually, at which holders of 15,800,915 shares of the Company’s common stock (consisting of 14,862,500 shares of Class A common stock and 3,593,750 shares of Class B common stock) were present in person or by proxy, representing 85.61% of the Company’s common stock outstanding and entitled to vote as of the record date of December 29, 2020, and constituting a quorum for transaction of business. The final voting results for each matter submitted to a vote of the Company stockholders at the Special Meeting are set forth below:

1.

The Business Combination Proposal: To consider and vote upon a proposal to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 20, 2020, by and among Panacea, Panacea Merger Subsidiary Corp., a direct, wholly owned subsidiary of Panacea (“Merger Sub”) and Nuvation Bio Inc. (“Nuvation Bio”), pursuant to which Merger Sub will merge with and into Nuvation Bio, with Nuvation Bio surviving as a direct, wholly owned subsidiary of Panacea (the “Merger”), and the Merger and other transactions described in the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
14,843,163	957,252	500	N/A

2.

The Charter Proposals: To consider and vote upon proposals to approve, assuming the Business Combination Proposal is approved and adopted, the following material differences between the proposed amended and restated certificate of incorporation of Panacea that will be in effect at the time of the closing of the Merger, and Panacea’s current certificate of incorporation:

a.	Name Change Charter Amendment: To change Panacea’s name to “Nuvation Bio Inc.”

For	Against	Abstain	Broker Non-Votes
14,843,163	957,252	500	N/A

b.	Purpose Charter Amendment: To eliminate certain provisions related to the purpose of special purpose acquisition corporations that will no longer be relevant following the closing of the Merger.

For	Against	Abstain	Broker Non-Votes
14,843,213	957,252	450	N/A

c.	Authorized Shares Charter Amendment: To increase the number of authorized shares of common stock.

For	Against	Abstain	Broker Non-Votes
14,842,544	958,121	250	N/A

d.	Rights of Class B Common Stock Charter Amendment: To change the rights and privileges of Class B common stock.

For	Against	Abstain	Broker Non-Votes
14,842,590	958,063	262	N/A

e.	Blank Check Preferred Stock Charter Amendment: To increase the number of authorized shares of “blank check” preferred stock.

For	Against	Abstain	Broker Non-Votes
14,840,314	960,401	200	N/A

f.	Actions by Stockholders Charter Amendment: To eliminate the ability of stockholders to act by written consent:

For	Against	Abstain	Broker Non-Votes
14,840,668	959,635	612	N/A

g.	Corporate Opportunity Doctrine Charter Amendment: To eliminate the current limitations in place on the corporate opportunity doctrine.

For	Against	Abstain	Broker Non-Votes
14,842,474	958,230	211	N/A

h.

Voting Thresholds Charter Amendment: To (i) increase the required voting thresholds for approving certain amendments to the certificate of incorporation and any amendments to the bylaws to 66 2/3% and (ii) provide that any amendment to the certificate of incorporation that adversely affects the Class B common stock requires majority approval by its holders.

For	Against	Abstain	Broker Non-Votes
14,841,102	959,512	301	N/A

i.

Additional Charter Amendment: To approve all other changes, including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant following the closing of the Merger.

For	Against	Abstain	Broker Non-Votes
14,842,892	957,682	341	N/A

3.

The NYSE Proposal: To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance of approximately 91,301,000 shares of New Nuvation Bio Class A common stock and approximately 57,584,000 shares of New Nuvation Bio Class B common stock (together with the reservation of additional shares of New Nuvation Bio Class A common stock for issuance in respect of certain options issued in exchange for New Nuvation Bio outstanding pre-Merger Nuvation Bio options) in accordance with the terms of the Merger Agreement; (b) the issuance and sale of 47,655,000 shares of New Nuvation Bio Class A common stock in the PIPE investment (as defined in the proxy statement/prospectus) to certain investors; (c) the issuance and sale of 2,500,000 forward purchase units, consisting of 2,500,000 shares of New Nuvation Bio Class A common stock and warrants to purchase 833,333 shares of New Nuvation Bio Class A common stock to funds affiliated with EcoR1 Capital, LLC, pursuant to that certain forward purchase agreement, dated as of June 30, 2020; and (d) the issuance and sale of such additional shares of New Nuvation Bio Class A common stock as EcoR1 Panacea Holdings, LLC and its affiliates may elect to purchase in order to satisfy the minimum cash closing condition as set forth in the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
14,842,901	957,674	340	N/A

4.	The Incentive Plan Proposal: To consider and vote upon a proposal to approve and adopt the 2021 Plan, including the authorization of the initial share reserve under the 2021 Plan.

For	Against	Abstain	Broker Non-Votes
14,132,801	1,667,784	330	N/A

5.	The ESPP Proposal: To consider and vote upon a proposal to approve and adopt the 2021 ESPP, including the authorization of the initial share reserve under the 2021 ESPP.

For	Against	Abstain	Broker Non-Votes
14,132,812	1,667,764	339	N/A

6.

The Adjournment Proposal: To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal.

For	Against	Abstain	Broker Non-Votes
14,833,013	967,672	230	N/A

Though not guaranteed, Panacea expects to close the Merger and other transactions described in the Merger Agreement on February 10, 2021, subject to customary closing conditions, and for the New Nuvation Bio common stock and warrants to begin publicly trading on the New York Stock Exchange under the new symbols “NUVB” and “NUVBW”, respectively, on February 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panacea Acquisition Corp.

Date: February 9, 2021	By:	/s/ Oleg Nodelman
	Name: Title:	Oleg Nodelman Chief Executive Officer

[Signature Page to 8-K – Results of Special Meeting]